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                                                                   EXHIBIT 10.38



                     AMENDMENT NO. 1 TO EMPLOYMENT CONTRACT

                                     BETWEEN

                           GENERAL CREDIT CORPORATION

                                       AND

                                   DAVID BADER


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                     AMENDMENT NO. 1 TO EMPLOYMENT CONTRACT
                     --------------------------------------

         THIS AMENDMENT NO. 1 TO THAT CERTAIN EMPLOYMENT CONTRACT is made and entered as of the 26th day of January 1998 ("Contract"), between GENERAL CREDIT CORPORATION, a New York corporation ("EMPLOYER"), and DAVID BADER ("EMPLOYEE").

                                R E C I T A L S:
                                - - - - - - - -

         A. The parties have entered into that certain Employment Contract dated as of June 1, 1996 among EMPLOYER and EMPLOYEE (the "Contract").

         B. EMPLOYEE is the Vice President and Chief Financial Officer of EMPLOYER.

         C. The parties desire to amend the Contract to the extent and in the respects set forth in this Amendment No. 1.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

1. Article II of the Contract is hereby amended in its entirety to read as follows:

                                   ARTICLE II
                                      TERM

         The term (the "Term") of this Contract shall be ten (10) years commencing on the date of this Contract and ending ten (10) years thereafter unless terminated earlier as provided herein.

2. Except to the extent expressly set forth in this Amendment No. 1, the Contract shall remain in full force and effect in accordance with its terms.










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         IN WITNESS WHEREOF, EMPLOYER and EMPLOYEE have caused this Amendment
No. 1 to be executed on the day and year first above written.

                                                "EMPLOYER"


                                                GENERAL CREDIT CORPORATION


                                                By: /s/ Gerald Nimberg
                                                    ----------------------------
                                                     Authorized Representative


                                                "EMPLOYEE"


                                                /s/ David Bader
                                                --------------------------------
                                                David Bader









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